UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022 (March 1, 2022)

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone

Dr. Luis Bonavita 1294, Of. 1733, Tower II

Montevideo, Uruguay, 11300

(Address of registrant’s principal executive offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 1, 2022 the Board of Directors (the “Board”) of MercadoLibre, Inc. (the “Company”) authorized an increase in its existing share repurchase program by $300,000,000, from an aggregate consideration of up to $150,000,000 to an aggregate consideration of up to $450,000,000. The Board also authorized an extension of the term of the share repurchase program, from August 31, 2022 to August 31, 2023. As of March 1, 2022, the estimated remaining balance available for share repurchases under the share repurchase program was approximately $36 million.

The Company expects to purchase shares at any time and from time to time, in compliance with applicable federal securities laws, through open- market purchases, block trades, derivatives, trading plans established in accordance with SEC rules, or privately negotiated transactions. The timing of repurchases will depend on factors including market conditions and prices, the Company’s liquidity requirements and alternative uses of capital. The share repurchase program may be suspended from time to time or discontinued, and there is no assurance as to the number of shares that will be repurchased or that there will be any repurchases.

Forward-Looking Statements

Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2021, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: March 2, 2022	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.